2007 Annual Meeting of Shareholders October 30, 2007 W E L C O M E T O

Note: Certain statements in this presentation are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this presentation are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors, including those discussed under "Risk Factors" in the Company's Form 10-K for the year ended June 30, 2007, as well as the Company's subsequent filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Diluted EPS $0.81 $0.83 $0.89 Shares O/S 77.3 94.1 93.8 Net Sales and Earnings (Adjusted Operating Basis) 2005 2006 2007 Net Sales 1024 1337 1447 - Net income 63 78 83 3 Yr CAGR 3 Yr CAGR NS 18.9% NI 15.2% EPS 4.6% ($ millions) Reconciliation to GAAP results provided at www.perrigo.com/invest

2007: A Year of Transition Achieved record sales for the year - $1.45 billion Another strong new product launch year - $77 million Invested in R&D - $66 million Continuing to diversify our portfolio Cough/cold sales account for 12% of total Improved our balance sheet - Cash flow ~ $130 million

2007: A Year of Transition The retirement of Dave Gibbons as President and CEO Instrumental in making Perrigo a truly global company Stock appreciated 300% during his tenure Continued leadership on the Board of Directors

Continuing to build the Team - recent changes / additions CFO CIO Global Quality Team Global Operations leadership Generic RX leadership Investor Relations leadership Corporate Controller 2007: A Year of Transition

Uniquely Positioned at a Critical Moment Our scientific and operational strengths provide the diversification and resources to meet the world's growing need for innovative, affordable health care products Quality Service Low Cost New Products One Year Ago Rising Healthcare Costs Aging Population

The Right Place The Right Time The Right Company Perrigo: 2008 And Beyond

Store Brand OTC Leadership Generic Rx Topicals Leadership HEALTHCARE COSTS AGING POPULATION Perrigo: 2008 And Beyond The Right Place

Significant New Product Opportunities $10B Rx to OTC Switch Store Brand Competitor Quality Issues Unprecedented New Product Pipeline - Coated Nicotine Gum - Cetirizine tablets and liquid - Famotidine Complete - Clobetasol Foam - Ciclopirox solution - Omeprazole Perrigo: 2008 And Beyond The Right Time

Offer our customers The Quality they demand Perrigo: 2008 And Beyond The Right Company The Customer Service they deserve The Innovative Products they expect From People they can depend on

Meeting the World's Growing Need for Quality, Affordable Healthcare Products